MANAGERS TRUST I

Managers AMG FQ Tax-Managed U.S. Equity Fund

Managers AMG FQ U.S. Equity Fund

Supplement dated October 15, 2010 to the

Statement of Additional Information dated March 1, 2010, as supplemented April 30, 2010

The following information supplements and supersedes any information to the contrary relating to Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ U.S. Equity Fund (the “Funds”), each a series of Managers Trust I (the “Trust”), contained in the Funds’ Statement of Additional Information dated and supplemented as noted above (the “SAI”).

By the end of the year, Christopher G. Luck will retire from First Quadrant L.P. In anticipation of Mr. Luck’s retirement, Mr. Luck no longer serves as a portfolio manager of the Funds with day-to-day portfolio management responsibility of each Fund’s portfolio and has been replaced by Andrew L. Berkin, PhD. Mr. Berkin is a Director of Equities Research of First Quadrant L.P., a position he has held since 2004. Mr. Berkin’s responsibilities include portfolio management, equity forecasts and, with respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, tax efficient equity strategies. Mr. Berkin and Jia Ye are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio and for supervising the day-to-day operations of the portfolio management team dedicated to the Funds. Accordingly, all references in the SAI to Mr. Luck are hereby deleted and all references to the portfolio managers of the Funds shall refer to Jia Ye and Andrew L. Berkin.

In addition, under the heading “Portfolio Managers of the Funds—“Other Accounts Managed by the Portfolio Managers—Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Tax-Managed U.S. Equity Fund,” the tables pertaining to Mr. Luck and Ms. Ye on page thirty-nine of the SAI are hereby deleted and replaced with the following:

Portfolio Manager: Andrew L. Berkin (as of 6/30/10)

Type of Account	Number of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	14	$2,725.00	3	$1,080.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Jia Ye, PhD (as of 6/30/10)

Type of Account	Number of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	14	$2,725.00	3	$1,080.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

In addition, the two paragraphs under “Portfolio Managers of the Funds—Portfolio Manager Compensation” on page 41 of the SAI are hereby deleted and replaced with the following:

Compensation consists of both a base salary and a bonus, both of which vary depending upon each individual portfolio manager’s qualifications, their position within the firm, and their annual performance/contribution to the profitability of client portfolios. Bonuses are entirely at the discretion of First Quadrant’s management, and based on individual portfolio manager performance which is measured wherever measurement is appropriate. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers.

A portion of the bonuses paid by First Quadrant is determined by a plan that provides for multi-year award payouts using a formula tied to individual portfolio manager performance, job responsibilities and the overall profitability of the firm. Portfolio manager participation in this plan, and the aggregate portion of bonuses to be plan in accordance with the plan, are at the discretion of First Quadrant’s management team.

In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All portfolio managers are evaluated at mid-year and annually; and salary increases and bonuses are made on a calendar-year basis.

Furthermore, under “Portfolio Managers of the Funds—Portfolio Managers’ Ownership of Fund Shares—Managers AMG FQ U.S. Equity Fund,” the information regarding Mr. Luck on page 41 of the SAI is hereby deleted and replaced with the following:

Mr. Berkin: None

Finally, under “Portfolio Managers of the Funds—Portfolio Managers’ Ownership of Fund Shares—Managers AMG FQ Tax-Managed U.S. Equity Fund,” the information regarding Mr. Luck on page 42 of the SAI is hereby deleted and replaced with the following:

Mr. Berkin: $1 to $10,000

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE